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                            STOCK OPTION/PURCHASE
                    PLAN OF MASADA SECURITY HOLDINGS, INC.



        Masada Security Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby adopts the following Stock Option/Purchase Plan (the "Plan") for certain present and future key employees ("Employees") of the Company and Masada Security, Inc., a close corporation organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of the Company ("MSI"), and non-employee directors ("Directors") of the Company.


        Section 1.  Certain Definitions.

        For purposes of this Plan, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Section shall have the meanings assigned to them below, such meanings to be applicable to singular and plural nouns and verbs of any tense; (b) all references in this Plan to designated Sections and other subdivisions are to the designated Sections and other subdivisions of this Plan as originally executed and as amended from time to time; and (c) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Plan as a whole.

        "Award" shall mean any Incentive Stock Option, Stock Option or Stock Purchase granted to any Participant pursuant to this Plan.

        "Board" shall mean the Board of Directors of the Company as duly elected from time to time by the holders of voting stock of the Company, in accordance with the prevailing law of the State of Delaware.

        "Company" shall mean Masada Security Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware, and any corporation that shall succeed to the business and assets of the Company, either in a transaction (such as a merger, consolidation or reorganization) in which the stock of the Company is converted into stock of such successor corporation, or in a transaction (such as an asset sale) in which all or substantially all of the assets of the Company are sold to such successor corporation.

        "Director" shall mean a duly elected member of the Board who is not an Employee, whether such Person is a member of the Board at the time this Plan is adopted or becomes a member of the Board subsequent to the adoption and prior to the termination of this Plan.

        "Director Participant" shall mean any Director who is granted the right pursuant to this Plan to receive a Stock Option in accordance with Section 7 hereof or who makes a Stock Purchase in accordance with Section 9 hereof.

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         "Employee" shall mean any employee, including any officer, of the
Company or MSI, whether such employee is employed at the time this Plan is adopted or becomes employed subsequent to the adoption and prior to the termination of this Plan.

         "Employee Participant" shall mean any Employee who is granted the right pursuant to this Plan to either receive an Incentive Stock Option in accordance with Section 6 hereof or a Stock Option in accordance with Section 7 hereof, or who makes a Stock Purchase in accordance with Section 9 hereof.

         "Incentive Stock Option" shall mean an option to purchase Stock which is granted to an Employee Participant pursuant to Section 7 of this Plan, and which is intended to qualify as an "incentive stock option" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended.

         "MSI" shall mean Masada Security, Inc., a close corporation organized and existing under the laws of the State of Delaware which is a wholly-owned subsidiary of the Company, and any corporation that shall succeed to the business and assets of MSI, either in a transaction (such as a merger, consolidation or reorganization) in which the stock of MSI is converted into stock of such successor corporation, or in a transaction (such as an asset sale) in which all or substantially all of the assets of MSI are sold to such successor corporation.

         "Option" shall mean either an Incentive Stock Option or a Stock
Option.

         "Option Period" shall mean the period during which either an Incentive Stock Option or a Stock Option may be exercised by a Participant.

         "Participant" shall mean, generally, either an Employee Participant or Director Participant.

         "Person" shall mean any individual, corporation, partnership, joint venture, association, limited liability company, trust, bank, trust company or estate (including any beneficiaries thereof) unincorporated organization or government, or any agency or political subdivision thereof.

         "Plan" shall mean this Stock Option/Purchase Plan of the Company, as may be amended from time to time by the Board.

         "Stock" shall mean both the authorized but unissued shares of the Class B Common Stock of the Company and the shares of the Class B Common Stock of the Company held in the Company's treasury.

         "Stock Option" shall mean an option to purchase Stock which is granted to an Employee Participant or Director Participant pursuant to Section 7 of this Plan, and which is not intended to qualify as an "incentive stock option" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended.

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         "Stock Purchase" shall mean the purchase of shares of Stock by an
Employee Participant or Director Participant pursuant to Section 9 of this
Plan.

         Section 2. Purposes.

         The purposes of this Plan are as follows:

         (a) to facilitate the growth, development and financial success of the Company by providing additional incentives in the form of Incentive Stock Options, Stock Options and Stock of the Company or MSI who have been or will be given Purchases to certain Employees responsibility for the management and administration of the business affairs of the Company or MSI, and to allow such Employees to benefit directly from the growth, development and financial success of the Company during its formative period in a manner so as to preserve the financial integrity of the Company;

         (b) to attract, retain and motivate experienced and knowledgeable Directors by providing incentives in the form of Stock Options and Stock Purchases.


         Section 3. Administration.

         This Plan shall be administered by the Board on a duly constituted committee thereof, in which case the actions of such committee shall constitute actions by the Board for purposes hereof. Subject to the express provisions of this Plan, the Board shall have plenary authority to interpret this Plan, to prescribe, amend and rescind the rules and regulations relating to this Plan and to make all other determinations deemed necessary and advisable for the administration of this Plan. All such determinations by the Board shall be conclusive and shall be binding on the parties subject thereto.


         Section 4. Stock Subject to Plan.

         Subject to the adjustment provisions of Section 13 hereof, a total of one hundred thousand (100,000) shares of Stock shall be subject to Options and Stock Purchases under this Plan. If, and to the extent that, any Option or Stock Purchase granted under this Plan shall terminate, expire or be forfeited or cancelled for any reason whatsoever, including, but not limited to the expiration of any Option term without an Option being exercised by the applicable Participant in accordance with the provisions hereof or the forfeiture of any Stock Purchase, new Options or Stock Purchases, as the case may be, may be granted in respect of the shares of Stock covered by such terminated, expired, forfeited or cancelled Option or Stock Purchase, pursuant to the provisions of this Plan. Stock issued to a Participant upon the exercise of any Option or upon any Stock Purchase under this Plan may be shares of authorized and unissued Stock, shares of Stock held in the Company's treasury, or a combination of the foregoing. There shall be reserved

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at all times for conveyance under this Plan a number of shares of Stock, of either authorized and unissued shares of Stock, shares of Stock held in the Company's treasury, or a combination of the foregoing, equal to the maximum number of shares of Stock which may be issued in the form of Options and Stock Purchases under the provisions of this Plan.


          Section 5. Participant Selection, Participation Acceptance and Forms of Awards.

          (a) Participant Selection. The identity of each Participant, and the number of shares of Stock to be granted to each such Participant in the form of an Incentive Stock Option, Stock Option or Stock Purchase, as the case may be, shall be determined by the Board in the exercise of its sole discretion. The Board, upon its selection of a Participant, shall provide written notice to such Participant (the "Participation Notice"). The Participation Notice shall set forth the name of the Participant, the number of shares of Stock to be granted to such Participant pursuant to this Plan, depending upon the form of Award selected by the Participant, and the price per share of Stock to be granted to such Participant, depending upon the form of Award selected by the Participant, and shall have attached thereto a copy of this Plan.

          (b) Participation Acceptance. Each Participant who receives a Participation Notice and who shall elect to participate in this Plan shall have the right to select the form of Award to be utilized in the grant of the shares of Stock identified in the Participation Notice, subject to the requirements of
Section 6, Section 7 and Section 9 hereof. Within thirty (30) days after delivery to such Participant of a Participation Notice, the Participant shall evidence his or her election to participate in this Plan by delivering to the Board written notice of his or her acceptance (the "Participation Acceptance"), which Participation Acceptance shall set forth the form of Award selected by the Participant. No Participant shall select more than one (1) form of Award in response to a Participation Notice.

          (c) Improper Participation Acceptance. In the event that the Participation Acceptance shall set forth more than one (1) form of Award, shall fail to set forth the form of Award for the shares of Stock identified in the Participation Notice or shall select an Award for which such Participant is ineligible pursuant to this Plan, the Board may, in the exercise of its sole discretion, select the form of Award which will be utilized in the grant of the shares of Stock identified in the Participation Notice delivered to such Participant. If upon the selection by the Company of a form of Award pursuant to this subsection (c) the Participant to which such Award is granted should fail to fulfill the requirements of Section 6, Section 7, or Section 9 hereof, as the case may be, such Award shall be automatically cancelled and rescinded without any further or additional actions on the part of the Board; provided, however, that the Board may, in the exercise of its sole discretion, elect to allow such Participant to receive an Award pursuant to this Plan at any future time during the term hereof.

            (d) Failure to Deliver Participation Acceptance. In the event that any Participant shall fail to deliver a Participation Acceptance to the Board within thirty (30) days after the Board shall deliver to such Participant a Participation Notice, the Award identified in the Participation Notice

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to such Participant shall be automatically cancelled and rescinded without any further or additional actions on the part of the Board, and such Participant shall have no right to acquire the Stock identified in the Participation Notice or otherwise participate in this Plan in any respect; provided, however, that the Board may, in the exercise of its sole discretion, elect to allow a Participant who fails to timely deliver a Participation Acceptance to receive an Award pursuant to this Plan at any future time during the term hereof.

         (e) Forms of Awards. The forms of Awards which shall be granted pursuant to this Plan shall consist of Incentive Stock Options, Stock Options and Stock Purchases. The eligible Participants for Incentive Stock Options, Stock Options and Stock Purchases, and the separate terms and conditions applicable to Incentive Stock Options, Stock Options and Stock Purchases, are set forth in Section 6, Section 7 and Section 9 hereof, respectively.


         Section 6. Incentive Stock Options.

         (a) Section 422 of Internal Revenue Code. The Incentive Stock Options granted to eligible Participants pursuant to this Plan are intended to qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). As such, all Incentive Stock Options granted to Participants pursuant to this Plan shall be subject to, in addition to the terms, conditions and requirements contained in this Plan, the requirements of Section 422 of the Code.

         (b) Incentive Stock Option Participants. Only Employees shall be Participants who are eligible to receive Incentive Stock Options pursuant to this Plan.

         (c) Effective Date of Grant of Incentive Stock Options. The effective date of the grant of an Incentive Stock Option to an Employee Participant shall be the date that the Company and the Employee Participant shall enter into an agreement evidencing the grant of such Incentive Stock Option, such agreement to be substantially in the form of Exhibit "A" hereto (an "Incentive Stock Option Agreement").

         (d) Incentive Stock Option Exercise Price. The price per share of Stock deliverable by an Employee Participant upon the exercise of an Incentive Stock Option shall be one hundred percent (100%) of the "fair market value" thereof (as determined in accordance with Section 11 hereof), as of the date of the Participation. Notice which is delivered to the Employee Participant with regard to such Incentive Stock Option (the "ISO Exercise Price").

         (e) Incentive Stock Option Period. Each Incentive Stock Option granted pursuant to this Plan, and all rights or obligations thereunder, shall expire ten (10) years after the effective date of the grant of such Incentive Stock Option (the "Incentive Stock Option Period"); provided, however, Incentive Stock Options granted shall be subject to termination, cancellation or forfeiture, in whole or in part, prior to the conclusion of the Incentive Stock Option Period, in the manner and upon the occurrence of the events described in Section 8 hereof.

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         (f)     Exercise of Incentive Stock Options. An Incentive Stock Option
shall be deemed exercised when such Incentive Stock Option fully vests in accordance the provisions of Section 8(a) or partially vests in accordance with the provisions of Section 8(b) or Section 8(c)(ii) hereof and the Employee Participant entitled to exercise the Incentive Stock Option:

         (i) delivers written notice to the Company of the Employee Participant's decision to exercise the Inventive Stock Option;

         (ii) concurrently tenders to the Company full payment of the ISO Exercise Price for the Stock associated with such Incentive
         Stock Option; and

         (iii) provides to the Company (x) such representations and documents of the Employee Participant or any other Person as the Company deems necessary or advisable in its reasonably exercised discretion to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other applicable federal or state laws or regulations, (y) a certificate of the Employee Participant certifying compliance with the terms and conditions of this Plan and (z) the Incentive Stock Option Agreement.

In no event, and under no circumstances, shall any Incentive Stock Option be exercised at any time subsequent to the final day of the applicable Incentive Stock Option Period.

         The Company may, in its reasonably exercised discretion, take whatever additional actions it deems appropriate to comply with this Plan and the requirements of Section 422 of the Code, including, without limitation, placing restrictive legends on stock certificates representing ownership of the Stock issued pursuant to the exercise of Incentive Stock Options. Upon the exercise of an Incentive Stock Option in accordance with this subsection (f), the Company shall issue and deliver to the Employee Participant the stock certificate(s) representing the Stock associated with such Incentive Stock Option.

         (g) Incentive Stock Option Exercise Statement. The Company shall, on or before January 31 of the calendar year following the calendar year in which an Incentive Stock Option is exercised pursuant to subsection (f) of this
Section 6, furnish to the Employee Participant exercising such Incentive Stock Option a statement containing the following information:

         (i) The Company's name, address and taxpayer identification number;

         (ii) The name, address and taxpayer identification number of the Employee Participant;

         (iii)   The effective date of grant of the Incentive Stock Option;

         (iv) The date the shares of Stock conveyed to the Employee Participant pursuant to the exercise of the Incentive Stock Option were transferred;



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         (v)     The "fair market value" (as determined in accordance with
         Section 11 hereof), of the shares of Stock conveyed pursuant to the exercise of the Incentive Stock Option on date of exercise;

         (vi) The number of shares of Stock transferred upon exercise of the Incentive Stock Option;

         (vii) A statement that the Incentive Stock Option was intended to constitute an "incentive stock option" under Section 422 of the Code; and

         (viii)  The total ISO Exercise Price paid by the Employee Participant.

         (g) Maximum Amount of Incentive Stock Option Award. The aggregate "fair market value" (as of the effective date of grant of Incentive Stock Options) of Stock that is subject to Incentive Stock Options granted to an Employee Participant by the Board in any calendar year during the term of this Plan shall not exceed One Hundred Thousand Dollars ($100,000.00).

         Section 7. Stock Options.

         (a) No Incentive Stock Option. The Stock Options granted to Participants pursuant to this Plan are not intended to qualify as "incentive stock options" under the provisions of Section 422 of the Code. All Stock Options granted to Participants pursuant to this Plan shall be subject to the terms, conditions and requirements contained in this Plan.

         (b) Stock Option Participants. Both Employees and Directors shall be Participants who are eligible to receive Stock Options pursuant to this Plan.

         (c) Effective Date of Grant of Stock Options. The effective date of the grant of a Stock Option to a Participant shall be the date that the Company and the Participant shall enter into an agreement evidencing the grant of such Stock Option, such agreement to be substantially in the form of Exhibit "B" hereto (the "Stock Option Agreement").

         (d) Stock Option Exercise Price. The price per share of Stock deliverable by a Participant upon the exercise of a Stock Option shall be the price determined by the Board in the exercise of its sole discretion and which is set forth in the Participation Notice with regard to such Stock Option which is delivered to the Participant (the "SO Exercise Price").

         (e) Stock Option Period. Each Stock Option granted pursuant to this Plan, and all rights or obligations thereunder, shall expire ten (10) years after the effective date of the grant of such Stock Option (the "Stock Option Period"); provided, however, Stock Options granted shall be subject to termination, cancellation or forfeiture, in whole or in part, prior to the conclusion of the Stock Option Period, in the manner and upon the occurrence of the events described in Section 8 hereof.

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         (f)     Exercise of Stock Options. A Stock Option shall be deemed
exercised when such Stock Option fully vests in accordance with the provisions of Section 8(a) or partially vests in accordance with the provisions of Section 8(b) or Section 8(c)(ii) hereof and the Participant entitled to exercise the Stock Option:

         (i) delivers written notice to the Company of the Participant's decision to exercise the Stock Option;

         (ii) concurrently tenders to the Company full payment of the SO Exercise Price for the Stock associated with such Stock Option; and

         (iii) provides to the Company (x) such representations and documents of the Participant or any other Person as the Company deems necessary or advisable in its reasonably exercised discretion to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other applicable federal or state laws or regulations, (y) a certificate of the Participant certifying compliance with the terms and conditions of this Plan and (z) the Stock Option Agreement.

In no event, and under no circumstances, shall any Stock Option be exercised at any time subsequent to the final day of the applicable Stock Option Period.

         The Company may, in its reasonably exercised discretion, take whatever additional actions it deems appropriate to comply with this Plan, including, without limitation, placing restrictive legends on stock certificates representing ownership of the Stock issued pursuant to the exercise of Stock Options. Upon the exercise of a Stock Option in accordance with this subsection
(f), the Company shall issue and deliver to the Participant the stock certificate(s) representing the Stock associated with such Stock Option.


         Section 8. Vesting of Options.

         (a) Vesting Period. All Options granted pursuant to this Plan shall vest for each Participant based on such Participant's years of service beginning on or after February 1, 1993 with the Company, MSI or Masada Security Limited Partnership as predecessor in interest to MSI, as the case may be, according to the following schedule:


                  Years of Service      Percent Vested
                  ----------------      --------------
                  less than 2                  0%
                  " but less than 3           40%
                  3 but less than 4           60%
                  4 but less than 5           80%
                  5 or more                  100%

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         Upon the completion of five (5) years of continuous service, beginning on the later to occur February 1, 1993, or the commencement of services with the Company, MSI or Masada Security Limited Partnership as predecessor in interest to MSI, as the case may be, by any Participant (the "Vesting Period"), such Participant shall be fully vested with regard to an Option granted pursuant to Section 6 or Section 7 hereof, as the case may be. Upon completion of the Vesting Period with regard to any Option, the applicable Participant may thereafter at any time during the remaining portion of the Option Period, exercise the Option granted to such Participant, in accordance with either
Section 6 or Section 7 hereof, as applicable.

         (b) (b) Departure of Director During Vesting Period. If any Director Participant ceases to serve as a Director of the Company during the Vesting Period for any reason whatsoever, including but not limited to, death, disability, voluntary resignation or removal, then the non-vested percentage of the Stock Option shall be forfeited. The Director Participant may at any time during the Option Period exercise the vested percentage of the Stock Option in accordance with Section 7 hereof.

         (c) Termination of Employment During Vesting Period.

         (i) Resignation or Termination for Cause. If any Participant shall, prior to the completion of the Vesting Period, either resign from his or her employment with the Company or MSI, as the case may be, or be terminated for "cause" (as defined herein) by the Company or MSI, as the case may be, then such Participant's Option shall be forfeited, terminated and cancelled in its entirety. Thereafter, such Participant shall have no right to acquire the shares of Stock which comprised the Option. Termination for "cause" shall mean termination by reason of insubordination, violation of Company or MSI written policies or procedures, participation in conduct during employment consisting of fraud, commission of a felony, willful misconduct, commission of any act which causes or may reasonably be expected to cause substantial damage to the Company or MSI, as the case may be, or for any other reason constituting "cause" for termination under any applicable employment agreement.

         (ii) Termination Upon Death, Disability, Retirement or Involuntary Termination. If any Employee Participant's employment with the Company or MSI, as the case may be, shall, prior to the completion of the Vesting Period, be terminated as a result of such Employee Participant's death, disability (as determined by the Board), retirement (as determined by the Board) or involuntary termination for any reason other than for "cause" (as determined by the Board), then the non-vested percentage of the Option shall be forfeited. The Employee Participant may, only during the three (3) month portion of the Option Period occuring immediately subsequent to the date of termination for any such reason, excercise the vested percentage of the Option in accordance with Section 6 or Section 7 hereof, as applicable.

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         Section 9. Stock Purchases.

         (a) No Option. The Stock Purchases granted to Participants pursuant to this Plan shall constitute purchases and sales of Stock and shall not constitute Options. All Stock Purchases granted pursuant to this Plan shall be subject to the terms, conditions and requirements contained in this Plan.

         (b) Stock Purchases Participants. Both Employees and Directors shall be Participants who are eligible to make Stock Purchases pursuant to this Plan.

         (c) Effective Date of Stock Purchases. The effective date of Stock Purchase by a Participant shall be the date that the Company and the Participant shall enter into an agreement evidencing the sale of such shares of Stock identified in the applicable Participation Notice, such agreement to be substantially in the form of Exhibit "C" hereto (the "Stock Purchase Agreement").

         (d) Stock Purchase Price and Payment. The price per share of Stock purchased by a Participant pursuant to a Stock Purchase shall be the price determined by the Board in the exercise of its sole discretion and which is set forth in the Participation Notice with regard to such Stock Purchase which is delivered to the Participant (the "Stock Purchase Price"). The Stock Purchase Price shall be paid by the Participant to the Company in a single payment on the fifth (5th) anniversary of the date of execution of the Stock Purchase Agreement. The obligation of payment of the Stock Purchase Price shall be evidenced by the execution and delivery by the Participant to the Company, simultaneous with the execution of the Stock Purchase Agreement, of a promissory note which shall bear interest at the rate of eight percent (8%) from the date of execution of the Stock Purchase Agreement until the fifth anniversary thereof and the payment of the Stock Purchase Price in full by the Participant to the Company, such promissory note to be substantially in the form of Exhibit "D" hereof (the "Promissory Note"). The obligation of payment by the Participant of the Stock Purchase Price, as set forth in the Stock Purchase Agreement and as evidenced by the Promissory Note, shall be absolute, unconditional and with recourse to the Participant, and shall be secured by a pledge of the Stock comprising the Stock Purchase.

         Upon the tender to the Company of full payment of the Stock Purchase Price for the Stock purchased pursuant to the Stock Purchase Agreement in accordance with the terms of the Promissory Note, and upon the provision by the Participant to the Company of:

         (i) such representations and documents of the Participant or any other Person as the Company deems necessary or advisable in its reasonably exercised discretion to effect compliance with all applicable provisions of he Securities Act of 1993, as amended, and any other applicable federal or state laws or regulations;

         (ii) A certificate of the Participant certifying compliance with the terms and conditions of this Plan; and

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         (iii)  the Stock Purchase Agreement,

the Company shall deliver to the Participant the stock certificate(s) representing the Stock purchased pursuant to the Stock Purchase Agreement and shall mark the Promissory Note "paid in full" and deliver same to Participant.

         The Company may, in its reasonably exercised discretion, take whatever additional actions it deems appropriate to comply with this Plan, including, without limitation, placing restrictive legends on the stock certificate(s) representing ownership of the Stock issued pursuant to the Stock Purchase Agreement and this Plan.

          (e) Forfeiture.

          (i) The Stock purchased by a Participant pursuant to a Stock Purchase Agreement shall be subject to optional forfeiture and repurchase by the Company, in the exercise of the Board's discretion upon the occurrence of the events described in subsections (e) (ii) or (iii) of this Section 9, prior to payment in full of the Promissory Note and the completion of five (5) years of continuous service by the Participant, beginning on the later to occur of February 1, 1993, or the commencement of services with the Company, MSI or Masada Security Limited Partnership as predecessor in interest to MSI, as the case may be, by any Participant (the "Forfeiture Period"). The Stock purchased by a Participant pursuant to a Stock Purchase Agreement shall become incrementally non-forfeitable and not subject to repurchase by the Company, subject to the further provisions of this subsection (e), based on such Participant's years of service beginning on or after February 1, 1993 with the Company, MSI or Masada Security Limited Partnership as predecessor in interest to MSI, as the case may be, according to the following schedule:

                   Years of Service            Percent Non-Forfeitable
                   ----------------            -----------------------
                   less than 2                             0%
                   2 but less than 3                      40%
                   3 but less than 4                      60%
                   4 but less than 5                      80%
                   5 or more                             100%

Upon completion of the Forfeiture Period with regard to any Purchased Stock, the Purchased Stock shall be non-forfeitable to the Company, subject to the provisions of this subsection (e).

         (ii) Departure of Director During Forfeiture Period. If any Director Participant ceases to serve as a Director of the Company during the Forfeiture Period for any reason whatsoever, including but not limited to, death, disability, voluntary resignation or removal, then the percentage of the Purchased Stock which remains forfeitable pursuant to the schedule contained in subsection (e)(i) of this Section 9 as of such date shall, at the option of the Board exercisable in its sole discretion, be forfeited to and repurchased by the Company in exchange for the cancellation by the Company of the obligation of payment of that percentage of the Stock

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Purchase Price, including interest accrued thereon pursuant to the Promissory
Note, that is equal to the percentage of the Purchased Stock which is being forfeited to and repurchased by the Company. Upon the forfeiture to and repurchase by, the Company of a portion of the Stock comprising the Stock Purchase, the stock certificate(s) representing that portion of the Stock comprising the Stock Purchase shall be cancelled. In the event the Board shall elect, in the exercise of its sole discretion, to cause the percentage of the Purchased Stock remaining forfeitable to be forfeited to and repurchased by the Company, the payment by the Participant for that percentage of the Purchased Stock not forfeited to and repurchased by the Company pursuant to this subsection (e) (ii) shall occur in accordance with subsection (d) of this
Section 9, and the purchase price therefor shall be that percentage of the Stock Purchase Price, including interest accrued thereon pursuant to the Promissory Note, which is equal to the percentage of the Stock comprising the Stock Purchase not forfeited to and repurchased by the Company pursuant to this subsection (e)(ii). In the event the Board shall not elect, in the exercise of its sole discretion, to cause the forfeiture to and repurchase by the Company pursuant to this subsection (e) (ii) of the percentage of the Purchased Stock remaining forfeitable, the payment by the Participant for the Purchased Stock shall occur in accordance with subsection (d) of this Section 9, and the purchase price therefor shall be the Stock Purchase Price.

          (iii) Termination of Employment During Forfeiture Period.

          (A) Resignation or Termination for Cause. If any Employee Participant shall, prior to the completion of the Forfeiture Period, either resign from his or her employment with the Company or MSI, as the case may be, or be terminated for "cause" (as defined herein) by the Company or MSI, as the case may be, then the Purchased Stock shall, at the option of the Board exercisable in its sole discretion, be forfeited to and repurchased by the Company in exchange for the cancellation by the Company of the obligation of payment of the Stock Purchase Price, including all interest accrued thereon pursuant to the Promissory Note as of the date of resignation or termination for "cause". Upon the forfeiture to, and repurchase by, the Company of the Stock comprising the Stock Purchase, the stock certificates representing the Stock comprising the Stock Purchase shall be cancelled. In the event the Board shall not elect, in the exercise of its sole discretion, to cause the forfeiture to and repurchase by the Company of the Purchased Stock pursuant to this subsection
          (e)(iii)(A), the payment by the Participant for the Purchased Stock shall occur in accordance with subsection (d) of this Section 9, and the purchase price therefor shall be the Stock Purchase Price. Termination for "cause' shall mean termination by reason of insubordination, violation of Company or MSI written policies or procedures, participation in conduct during employment consisting of fraud, commission of a felony, willful misconduct, commission of any act which causes or may reasonably be expected to cause substantial damage to the Company or MSI, as the case may be, or for any other reason constituting "cause" for termination under any applicable employment agreement.

          (B) Termination Upon Death, Disability, Retirement or Involuntary Termination. If any Employee Participant's employment with the Company or MSI, as the case may be, shall, prior to the completion of the Forfeiture Period, be terminated as a result of such

Employee Participant's death, disability (as determined by the Board), retirement (as determined by the Board) or involuntary termination for any reason other than for "cause" (as determined by the Board), then, at the option of the Board exercisable in its sole discretion, the Purchased Stock shall be forfeited to and repurchased by the Company in the following manner. The percentage of the Purchased Stock which remains forfeitable pursuant to the schedule contained in subsection (e)(i) of this Section 9 as of such date shall be forfeited to and repurchased by the Company in exchange for the cancellation by the Company of the obligation of payment of that percentage of the Stock Purchase Price, including interest accrued thereon pursuant to the Promissory Note, that is equal to the percentage of the Stock comprising the Stock Purchase which remains forfeitable pursuant to the schedule contained in subsection (e)(i) of this Section 9 as of such date. The percentage of the Purchased Stock which has become non-forfeitable pursuant to the schedule contained in subsection (e)(i) of this Section 9 as of such date shall be forfeited to and repurchased by the Company in exchange for: (x) the cancellation by the Company of the obligation of payment of that percentage of the Stock Purchase Price, including interest accrued thereon pursuant to the Promissory Note, that is equal to the percentage of the Stock comprising the Stock Purchase which has become non-forfeitable pursuant to the schedule contained in subsection (e)(i) of this Section 9 as of such date (the "Cancellation Amount"); and (y) the payment by the Company to the Participant of the difference between the Cancellation Amount and the fair market value (as determined in accordance with Section 11 hereof) of the percentage of the Stock comprising the Stock Purchase which has become non-forfeitable pursuant to the schedule contained in subsection (c)(i) of this Section 9 as of such date (the "Fair Market Value Difference"). The Cancellation Amount and the Fair Market Value Difference shall be collectively referred to hereinafter as the "Fair Market Value Amount". If within one year after payment of the Fair Market Value Amount any securities comprising twenty percent (20%) or more of the Company's common equity, assuming full dilution and complete conversion of all shares of stock convertible into shares of any class of common stock of the Company, are sold from its authorized and unissued shares or from its treasury or a Reorganization Event (as defined in Section 14) occurs and the valuation of the Company's common equity with reference to such transaction is greater than the valuation of the Company's common equity used to determine the Fair Market Value Amount, the Company shall forthwith pay to Participant the excess of the Fair Market Value Amount determined with reference to the valuation applicable to such transaction over the Fair Market Value Amount previously paid. Upon the forfeiture to, and repurchase by, the Company of the Stock comprising the Stock Purchase. the stock certificate(s) representing the Stock comprising the Stock Purchase shall be cancelled. In the event the Board shall not elect, in the exercise of its sole discretion, to cause the forfeiture to and purchase by the Company of the Purchased Stock pursuant to this subsection (e)(iii)(B), the payment by the Participant for the Purchased Stock shall occur in accordance with subsection (d) of this Section 9, and the purchase price therefor shall be the Stock Purchase Price.

  (iv) Failure to Pay Stock Purchase Price. In the event that any Participant shall fail to pay the Stock Purchase Price to the Company in full in accordance with subsection (d) or (e) of this Section 9, as applicable, then the Company may exercise any and all remedies available in law or equity to obtain full payment of the Stock Purchase Price pursuant to this subsection
(e)(iv) and in accordance with the Promissory Note.

  (F) Issuance of Stock Certificates. Contemporaneous with the execution by the Participant and the Company of the Stock Purchase Agreement, the Company shall issue to the Participant the stock certificate(s) representing the Stock comprising the Stock Purchase. As a result of the requirement that the Stock comprising the Stock Purchase be pledged to the Company as collateral security for the payment of the Stock Purchase Price, and because of the possibility of forfeiture of the Stock comprising the Stock Purchase pursuant to subsection (e) of this Section 9, simultaneous with the issuance to the Participant of the stock certificate(s) representing the Stock comprising the Stock Purchase, such stock certificate(s) shall be held by the Company until such time as the requirements of Section 9(d) are fulfilled.


         Section 10. Restrictions on Ownership of Stork.

  In the event that stock certificates representing ownership of Stock shall be delivered to a Participant pursuant to this Plan, whether pursuant to the exercise of a Stock Option or on account of a Stock Purchase, the ownership of the Stock shall at all times be subject to and restricted by the terms and conditions set forth herein.

  (a) The Stock has not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the so-called "blue sky" securities laws of the several states and the rules and regulations issued in respect thereto (collectively, the "Securities Laws'), and may not be transferred or resold unless such transfer or resale does not violate the Securities Laws. As such, no Stock may be assigned, pledged, conveyed, gifted or otherwise disposed of, voluntarily or involuntarily, unless, prior to any such conveyance or disposition, a Participant shall furnish to the Company an opinion of counsel acceptable to the Company, at such Participant's expense, that such conveyance or disposition is exempt from the registration requirements of the Securities Laws, and unless such Participant shall comply with the requirements of subsection (b) of this Section 10.

  (b) In the event Participant shall desire to transfer, encumber, pledge, assign, sell or otherwise dispose of (collectively, "Transfer") all or any portion of any of the Stock acquired pursuant to this Plan and prior to such time the Board, in the exercise of its discretion, shall not have caused the Company to register the Stock under the Securities Laws, he or she may Transfer the Stock only after offering the Stock to the Company in the following manner:

         (i) Offer by Participant. The Participant shall serve written notice upon the Board in the manner herein provided indicating that he or she has received a bona fide offer for the sale of his or her Stock, such notice stating the number of shares of Stock proposed to be Transferred, the name and address of the prospective purchaser, the sales price per share of Stock and terms of payment (the "Offer Notice"). The Offer Notice shall also contain an offer by the Participant to sell his or her Stock to the Company at the price and upon the same terms and conditions offered by such bona fide offeror.

(ii) Option of Company to Purchase Stock. For a period of thirty (30) days after the receipt by the Company of the Offer Notice, the Company shall have the right, option and priviledge (but not the duty) to redeem the Stock offered in the Offer Notice, for the price and upon the terms and conditions contained in the Offer Notice. Subject to provisions of subsection (b)(iii) of this Section 10 the delivery of written notice by the Company to the Participant electing to redeem the Stock (the "Acceptance Notice") shall create an agreement between the Participant and the Company for the sale by the Participant and the purchase by the Company of the Stock so offered in the Offer Notice, at the purchase price and upon the terms contained in the Offer Notice.

(iii) Participant's Duty to Sell. The Participant hereby agrees to sell to the Company, all, but not less than all, the shares of Stock which are the subject of this Section 10; provided, however, that the right and option of the Company to purchase any such Stock and the Participant's obligation to sell any such Stock are expressly conditioned upon the exercise of the option by the Company in such manner as to obligate itself to purchase collectively all of such shares of Stock.

(iv) Closing. The closing of the redemption of Stock by the Company pursuant to this Section 10(b) shall take place on the thirtieth (30th) day following the date the Acceptance Notice is delivered by the Company to the Participant. The closing shall occur at the offices of the Company, and the exact time and place of the Closing may be altered by the consent of the Participant and the Company. At Closing:

          (A) the Participant shall deliver the stock certificate(s) to the Company, duly endorsed, representing all the Stock owned by the Participant which was offered for sale in the Offer Notice, along with a duly executed certificate representing that he or she has good title to same, free and clear of any and all liens, claims and encumbrances except for those described herein; and

          (B) the Company shall tender the purchase price for the Stock upon the terms and conditions contained in the Offer Notice, after offset of any sums owed to the Company by the Participant, regardless of whether any such indebtedness has then matured.

(v) Purchase of Stock by Third Party. In the event that the Company shall not exercise the option so as to obligate itself to redeem all of the stock offered by the Participant, the option granted to the Company pursuant to this Section 10(b) shall be deemed not to have been exercised and the Participant may thereafter Transer the Stock so offered to the person named in the offer described in the Offer Notice at the price and upon the terms and conditions set forth in such Offer Notice; provided, however, that the requirements of Section 10(a) are fulfilled and provided further that such Transfer and disposition must be made within sixty (60) days following the termination of the Company's option. If the Transfer of Stock to a third party is not consummated within such sixty (60) day period, the provisions and restrictions of this Section 10 shall be automatically reinstated and shall again apply to any proposed Transfer by the Participant of any stock acquired pursuant to this Plan.

          Section 11.  Fair Market Value of Stock.

          For purposes of this Plan, the "fair market value" of a share of the Stock shall mean the fair market value thereof as determined by the Board based upon such factors as the Board shall deem relevant and appropriate, and after the consultation with the Company's chief financial officer. The "fair market value" of a share of Stock determind in accordance with this Section 11 shall be conclusive for the purposes of this Plan.

          Section 12.  Non-Transferability/Non-Alienation of Awards

          (a) No award or any right arising therefrom or evidenced thereby shall be transferable by any Participant in any manner other than by will or the laws of descent and distribution, and, during the lifetime of a Participant, only such Participant (or his or her court-appointed legal representative) may exercise an Award.

          (b) No right or benefit under this Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit arising hereunder shall in any manner be subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits.

          Section 13.  Adjustment Upon Changes in Capitalization, Etc.

          In the event of any stock split, reverse stock split, stock dividend or reclassification, prior to the vesting and exercise of any Option or prior to the payment in full of the Stock Purchase Price for any Stock purchased pursuant to a Stock Purchase Agreement, such Award shall entitle the Participant, upon the vesting and execise of the Option or the payment in fill of the Stock Purchase Price, as the case may be, to receive in substitution of the number of shares of Stock originally comprising the Option or the Stock Purchase, as the case may be, such number and kind of shares of Stock as the Participant would have been entitled to receive if the Participant had actually owned the Stock originally subject to the Option or the Stock Purchase, as the case may be, at the time of such occurence of such event.

         Section 14. Changes in Circumstances.

         If prior to the full vesting and exercise of all Options and prior to the payment in full of the Stock Purchase Price for any Stock purchased pursuant to a Stock Purchase Agreement, the Company is merged or consolidated with another entity and the Company shall not be the entity surviving such merger or consolidation, or in the event that all or substantially all of the assets of the Company are sold (collectively, a "Reorganization Event"), the following shall occur. In the event the entity, which upon the occurrence of a Reorganization Event either survives the Company as a result of a merger or consolidation or is the purchaser of all or substantially all of the assets of the Company, shall assume the obligations of the Company under this Plan as a component of the Reorganization Event, the Company shall, as to any Participant who is offered comparable employment (as determined in good faith by the Board) by such successor entity and who accepts such employment, advance to the day preceding the Reorganization Event, the dates upon which fifty percent (50%) of the non-vested or forfeitable Stock comprising the applicable Option or Stock Purchase, as the case may be, becomes vested and exercisable, or non-forfeitable and eligible to be paid for in full, respectively. Any Participant not offered comparable employment (as determined in good faith by the Board) by the successor entity in a Reorganization Event shall have the dates upon which all such Participant's Option's are vested and exercisable or upon which the entirety of such Participant's Stock Purchase becomes non-forfeitable and may be paid for in full, as the case may be, advanced to the day preceding the Reorganization Event. Norwithstanding anything contained in the Section 14 to the contrary, the Board, in its absolute discretion, may, as to all Participants, regardless of whether the successor entity in a Reorganization Event shall assume the obligations of the Company under this Plan and regardless of whether such successor entity offers to employ any or all Participants, advance the dates upon which Options are vested and exercisable or upon which Stock purchased pursuant to a Stock Purchase
Agreement becomes non-forfeitable and may be paid for in full to the day preceding the Reorganization Event.

         Section 15. Purchase for Investment.

         Each Participant shall be required to represent to the Company in writing that such Participant is acquiring shares of Stock for investment and not with a view to, or in connection with, a sale or distribution of any part thereof.


         Section 16. Effective Date and Term of Plan.

         The effective date of this Plan shall be February 11, 1994, and the term of this Plan, subject to the provisions of Section 17, shall be for a period of ten (10) years, ending February 11, 2004. In no event shall any Option or Stock Purchase be granted after February 11, 2004; provided however, that any Option or Stock Purchase granted on or before February 11, 2004 shall be governed by this Plan.

          Section 17. Termination and Amendment of Plan.

          This Plan may be terminated or amended at any time by the Board; provided however, no termination or modification of the Plan may adversely affect the rights of any Participant with regard to an Option or Stock Purchase that has previously been granted pursuant to this Plan.

          Section 18. Government and Other Regulations.

          The obligations of the Company with respect to Awards granted pursuant to this Plan shall be subject to all applicable laws, rules and regulations, including approvals acquired by any governmental agency.

          Section 19. Withholding.

          The Company's obligation to deliver Stock in respect of any Award granted under this Plan shall be subject all applicable federal, state and local tax withholding requirements.


          Section 10. Non-Exclusivity of Plan.

          The adoption of this Plan by the Board shall be not construed as creating any limitation on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and awarding of capital stock of the Company other than pursuant to this Plan.

         Section 11. Governing Law.

         This Plan shall be governed by, and shall be construed in accordance, with the internal laws of the state of Delaware, without regard to its provisions concerning conflicts of laws.

          Section 22. Injunctive Relief.

          It is understood that the Company will not have an adequate remedy at law in the event any Participant breaches any of the terms and conditions contained herein. In any such event, the Company shall have the right, in addition to any other rights the Company may have, to obtain injunctive relief to restrain any breach or threatened breach by any Participant or to obtain specific performance of such terms and conditions.

         Section 23. Non-Recourse.

         Notwithstanding anything contained in this Plan to the contrary, it is understood that each and every covenant, undertaking, obligation and agreement made or created herein or resulting here from by the Company or any member of the Board is not made or intended to be made as a personal or individual undertaking or agreement on the part of any past, present or future officer or director of the Company, and no personal or individual liability or responsibility is assumed by, nor shall any recourse at any time be asserted or enforced against any such past, present or future officer or director of the Company, and all such recourse (whether in common law, in equity, by statute or otherwise), is hereby forever waived and released, the sole recourse being to the assets and property of the Company.

         This Stock Option/Purchase Plan is hereby enacted pursuant to the authority of the Board of Directors of Masada Security Holdings, Inc. effective the 11th day of February, 1994.


                                        MASADA SECURITY HOLDINGS, INC.





                                        By: /s/ Terry W. Johnson
                                           ---------------------------------
                                           Terry W. Johnson

                                           Its: President

                                  EXHIBIT "A"

                        Incentive Stock 0ption Agreement

          This Incentive Stock Option Agreement (this "Agreement") is entered into on this the ______ day of ______________, 199__, by and between Masada Security Holdings, Inc., a Delaware corporation (the "Company"), and _________ ("Optionee").

                                    Recitals

          Optionee was engaged by the Company as an employee effective as of ________________ 199__, as evidenced by that certain employment agreement by and between the Company and Optionee dated _______________ 199__.

         The Company has adopted a Stock Option/Purchase Plan dated February 11, 1994 for the purposes set forth therein (the "Plan").

         Pursuant to the Plan, the Company has reserved a portion of its Class B Common Stock for allocation in the form of incentive stock options to certain employees of the Company and Masada Security, Inc., a Delaware close corporation which is a wholly-owned subsidiary of the Company, and has adopted the Plan to govern such incentive stock options as are granted by the Company.

         The incentive stock options which may be granted by the Company are intended to qualify as "incentive stock options" under the provisions of
Section 422 of the Internal Revenue Code of 1986, as amended.

         The Company desires to award Optionee and Optionee desires to accept from the Company, pursuant to the Plan and upon the terms and conditions set forth therein, an incentive stock option to acquire Stock of the Company.

         NOW THEREFORE, in consideration of the foregoing recitals and premises and the mutual covenants and agreements hereinafter contained, and intending to be legally bound, the Company and Optionee agree as follows:

         Section 1. Grant of Incentive Stock Qption.

         The Company hereby grants to Optionee, and Optionee hereby accepts from the Company, an incentive stock option to acquire __________ (___) shares of the Class B Common Stock of the Company (the "Stock") for the aggregate price of ________________ Dollars (_____________ Dollars per share), pursuant to the Plan and upon the terms and conditions set forth therein (the "Option"). The Company and Optionee acknowledge and agree that the Option shall be governed and administered in all respects by the Plan, including, but not limited to, the participation, vesting, exercise, restriction, termination, forfeiture and ownership restrictions contained therein, and that the grant of the Option contained in this Agreement contains the entire agreement between the Company and the Optionee concerning the grant to Optionee of an incentive stock option to acquire Stock and supersedes any and all other agreements by and between the Company and Optionee concerning the grant to Optionee of an option to acquire Stock; provided, however, the execution and delivery of this Agreement by the parties hereto shall not terminate, revoke or rescind other agreement(s) between the parties hereto to the extent that such agreement(s) are not inconsistent with the Plan and this Agreement, and such other agreements shall remain in all such respects in full force and effect on the parties hereto in accordance with their terms.

            Section 2. Effective Date of Option.

            The effective date of the grant of the Option is _____________, 19__.

            Section 3. Option Period.

            (a)    Optionee hereby acknowledges that the Option expires ten
(10) years after the effective date of the grant of the Option, and may not be exercised subsequent to such date.

            (b) The tax treatment available pursuant to Section 422 of the Internal Revenue Code of 1986, as amended, upon the exercise of an incentive stock option will not be available to Optionee if the Option is exercised more than: (i) twelve (12) months after the date of termination of employment as a result of disability or (ii) three (3) months after the date of termination of employment as a result of death, retirement or involuntary termination for any reason other than for "cause".

          Section 4. Compliance with Plan.

          Optionee hereby acknowledges receipt of a true and complete photocopy of the Plan, and Optionee agrees that [he/she] shall comply with the Plan at all times and in all respects with regard to the Option hereby awarded to Optionee.

          Section 5. Capitalized Terms.

          Except as specifically defined otherwise in this Agreement capitalized terms used herein shall have the meanings ascribed to such terms in the Plan.

          Section 6. No Employment Contract.

          This Agreement and the Plan shall not together or separately be construed as constituting an employment agreement between the Company and Optionee, and unless Optionee's employment is subject to a separate written employment contract, such employment is terminable at will by the Company.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Optionee has hereunto set his or her hand and seal, on the day and year first above written.


                                        MASADA SECURITY HOLDINGS, INC.

                                        BY:
                                           -------------------------
                                         Its
                                            ------------------------
WITNESS:

                                        ----------------------------
-------------------------               OPTIONEE

                                  EXHIBIT "B"

                             Stock Option Agreement

          This Stock Option Agreement (this "Agreement") is entered into on this the_______ day of 199__, by and between Masada Security Holdings, Inc., a Delaware corporation (the "Company"), and ("Optionee").

                                  Recitals

          Optionee was____________________ [engaged by the Company/elected by the stockholders] as__________________ [an employee/a member of the board of directors of the Company] effective as of______________, 199_. [as evidenced by that certain employment agreement by and between the Company and Optionee dated __________, 199_.]

          The Company has adopted a Stock Option/Purchase Plan dated February 11, 1994 for the purposes set forth therein (the "Plan").

          Pursuant to the Plan, the Company has reserved a portion of its Class B Common Stock for allocation in the form of stock options to certain officers, directors and employees of the Company, and to certain officers and employees of Masada Security, Inc., a Delaware close corporation which is a wholly-owned subsidiary of the Company, and has adopted the Plan to govern such stock options as are granted by the Company.

        The stock options which may be granted by the Company are not intended to qualify as "incentive stock options" under the provisions to Section 422 of the Internal Revenue Code of 1986, as amended.

        The Company desires to award Optionee and Optionee desires to accept from the Company, pursuant to the Plan and upon the terms and conditions set forth therein, an option to acquire Stock of the Company.

        NOW THEREFORE, in consideration of the foregoing recitals and premises and the mutual covenants and agreements hereinafter contained, and intending to be legally bound, the Company and Optionee agree as follows:

         Section 1. Grant of Option.

         The Company hereby grants to Optionee, and Optionee hereby accepts from the Company, an option to acquire _____________ (_) shares of the Class B Common Stock of the Company (the "Stock") for the aggregate price of __________ Dollars (______________ Dollars per share), pursuant to the Plan and upon the terms and conditions set forth therein (the "Option"). The Company and Optionee acknowledge and agree that the Option shall be governed and administered in all respects by the Plan, including, but not limited to, the participation, vesting, exercise, restriction, termination, forfeiture and ownership restrictions contained therein, and that the grant of the Option contained in this Agreement contains the entire agreement between the Company and the Optionee concerning the grant to Optionee of an option to acquire Stock and supersedes any and all other agreements by and between the Company and Optionee concerning the grant to Optionee of an option to acquire Stock; provided, however, the execution and delivery of this Agreement by the parties hereto shall not terminate, revoke or rescind other agreement(s) between the parties hereto to the extent that such agreement(s) are not inconsistent with the Plan and this Agreement, and such other agreements shall remain in all such respects in full force and effect on the parties hereto in accordance with their terms.

         Section 2. Effective Date of Option.

         The effective date of the grant of the Option is _________,  19__.

         Section 3. Option Period. Optionee hereby acknowledges that the Option expires ten (10) years after the effective date of the grant of the Option, and may not be exercised subsequent to such date.

         Section 4. Compliance with Plan.

         Optionee hereby acknowledges receipt of a true and complete photocopy of the Plan, and Optionee agrees that [he/she] shall comply with the Plan at all times and in all respects with regard to the Option hereby awarded to Optionee.

         Section 5. Capitalized Terms.

         Except as specifically defined otherwise in this Agreement, capitalized terms used herein shall have the meanings ascribed to such terms in the Plan.

         Section 6. No Employment Contract [FOR EMPLOYEES ONLY].

         This Agreement and the Plan shall not together or separately be construed as constituting an employment agreement between the Company and Optionee, and unless Optionee's employment is subject to a separate written employment contract, such employment is terminable at will by the Company.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Optionee has hereunto set his or her hand and seal, on the day and year first above written.

                                      MASADA SECURITY HOLDINGS, INC.

                                      BY:
                                         -----------------------------
                                      Its
                                         -----------------------------

WITNESS:
                                      --------------------------------
--------------------------            OPTIONEE

                                  EXHIBIT "C"

                            STOCK PURCHASE AGREEMENT



          This Stock Purchase Agreement (this "Agreement") entered into on this the _________ day of______, 199___, by and between Masada Security Holdings, Inc., a Delaware corporation (the "Company"), and ("Purchaser").

                                    RECITALS

          Purchaser was ___________________ [engaged by the Company/elected by the stockholders] as _____________ [an employee/a member of the board of directors of the Company] effective as of__________________, 199__. [, as evidenced by that certain employment agreement by and between the Company and Purchaser dated ______________________, 19__.]

          The Company has adopted a Stock Option/Purchase Plan dated February 11, 1994 for the purposes set forth therein (the "Plan").

          Pursuant to the Plan, the Company has reserved a portion of its Class B Common Stock for allocation in the form of stock purchases by certain officers, directors and employees of the Company, and by certain officers and employees of Masada Security, Inc., a Delaware close corporation which is a wholly-owned subsidiary of the Company, and has adopted the Plan to govern such stock purchases as are granted by the Company.

          The Company desires to sell to Purchaser and Purchaser desires to purchase from the Company, pursuant to the Plan and upon the terms and conditions set forth therein, shares of Stock of the Company.

          NOW THEREFORE, in consideration of the foregoing recitals and premises and the mutual covenants and agreements hereinafter contained, and intending to be legally bound, the Company and Purchaser hereby agree as follows:

         Section 1. Purchase of Stock.

         The Company hereby sells, assigns, transfers and conveys to Purchaser, and Purchaser hereby purchases from the Company,_________________ (________) shares of the Class B Common Stock of the Company (the "Stock") for the aggregate price of _____________ Dollars (________ Dollars per share), pursuant to the Plan and upon the terms and conditions set forth therein. The Company and Purchaser acknowledge and agree that the purchase of Stock by Purchaser shall be governed and administered in all respects by the Plan, including, but not limited to, the participation, restriction, termination, forfeiture and ownership restrictions contained therein, and that the Agreement contained herein with regard to the purchase of the Stock contains the entire agreement between the Company and Purchaser concerning the purchase by Purchaser of Stock and supersedes any and all other agreements by and between the Company and Purchaser concerning the purchase of Stock; provided, however, the execution and delivery of this Agreement by the parties hereto shall not terminate, revoke or rescind other agreement(s) between the parties hereto to the extent that such agreement(s) are not inconsistent with the Plan and this Agreement, and such other agreements shall remain in all respects in full force and effect on the parties hereto in accordance with their terms.

         Section 2. Effective Date of Purchase.

         The effective date of the purchase of the Stock is______________, 19_.

         Section 3. Payment of Purchase Price. Purchaser hereby agrees to pay the purchase price for the Stock in accordance with the terms of the Plan and that certain promissory note of even date herewith executed by Purchaser to evidence the obligation of payment of the purchase price.

         Section 4. Compliance with Plan.

         Purchaser hereby acknowledges receipt of a true and complete photocopy of the Plan, and Purchaser agrees that [he/she] shall comply with the Plan at all times and in all respects with regard to the purchase of Stock described herein.

         Section 5. Pledge of Stock.

         Purchaser hereby pledges, delivers, transfers, assigns and conveys to the Company, and grants to the Company a continuing security interest in, all of Purchaser's rights, title and interest in and to the Stock, and all proceeds thereof, until payment in full of the purchase price for the Stock and until such time as the Purchaser shall fully comply with all the terms of the Plan applicable to the purchase of the Stock.

         Section 6. Power of Attorney.

         Purchaser does hereby irrevocably constitute and appoint the Company as his/her lawful attorney to carry out the provisions of Section 9 of the Plan on his/her behalf and in his/her stead. In so doing, said attorney-in-fact may assign, endorse, cancel and transfer all or any part of the Stock issued to Purchaser, and take all necessary acts of assignment, endorsement, cancellation and transfer, with regard to all or any part of the Stock issued to Purchaser. Such power of attorney, being coupled with an interest, shall survive the death or incapacity of Purchaser.

         Section 7. Capitalized Terms.

         Except as specifically defined otherwise in this Agreement, capitalized terms used herein shall have the meanings ascribed to such terms in the Plan.

         Section 8. No Employment Contract [FOR EMPLOYEES ONLY].

         This Agreement and the Plan shall not together or separately be construed as constituting an employment agreement between the Company and Purchaser, and unless Purchaser's employment is subject to a separate written employment contract, such employment is terminable at will by the Company.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Purchaser has hereunto set his or her hand and seal, on the day and year first above written.


                                      MASADA SECURITY HOLDINGS, INC.

                                      BY:
                                         -----------------------------------
                                       Its
                                          ----------------------------------

WITNESS:

                                      --------------------------------------
---------------------------           PURCHASER

                                  EXHIBIT "D"

                               Promissory Note



$_____________________                           ___________________ ___,19__


         FOR VALUE RECEIVED, the undersigned __________________ ("Maker") hereby promises to pay to the order of Masada Security Holdings, Inc., a Delaware corporation ("Holder") at 950 22nd Street North, Suite 800, Birmingham, Alabama 35203, or such other place as the Holder may from time to time designate, the principal sum of ______ Dollars ($_______), together with interest on the outstanding balance hereof accruing as of the date of execution of this Promissory Note (this "Note"), at the rate and upon the terms specified in this Note.


         Section 1. Maturity Date. All expenses, principal and interest remaining unpaid under this Note are due and payable on the first to occur of either (i) the day of which this Note is accelerated as a result of an Event of Default, as set forth in Section 5 hereof, or (ii)________________, __________.


         Section 2. Interest Rate. The interest on the outstanding balance of this Note shall be compounded annually on the basis of a 365-day year and shall accrue at the rate of _________ percent(______%).

         Section 3. Payment. Payment pursuant to the terms and conditions of this Note shall be made in one installment on the fifth anniversary of the date of execution hereof in such amount as is necessary to extinguish the unpaid principal balance of this Note and all accrued interest thereon.

         Section 4. Security. The obligations under this Note are secured by the pledge of ___ shares of the Class B common stock of Holder issued in the name of Maker pursuant to the terms of the Stock Option/Purchase Plan of Holder (the "Plan") and the Stock Purchase Agreement by and between Maker and Holder of even date herewith (the "Stock Purchase Agreement").

         Section 5. Events of Default. If any of the following events shall occur before the full and complete satisfaction of this Note (each of which is herein sometimes called an "Event of Default"):

                 (a) Default in the payment of any principal or interest due under this Note more than ten (10) days after the day when the same shall become due and payable; or

                 (b) Any violation or default in the observance or performance by Maker of any term, agreement, covenant, condition or stipulation contained or referred to in the Plan or the Stock Purchase Agreement;

then, at the election of Holder, the indebtedness evidence by this Note shall become immediately due and payable, both as to interest and principal, without notice or additional periods of grace, all of which are specifically waived, and Holder may proceed to protect and enforce its rights by action at law, suit in equity or other appropriate proceeding.

         Section 6. Cost of Collection. The undersigned further promises to pay reasonable attorneys' fees in the event that this Note is referred to an attorney for collection, together with court costs incurred in maintaining any action for the collection hereof.

         Section 7. Legal Tender. The sum due hereunder is payable in coin or currency of the United States of American as at the time payment shall be legal tender for the payment of public and private debts.

         Section 8. Modification. The terms of this Note shall not be varied, altered or modified by course of dealing, conduct or custom, but only by writing signed by the Holder.

         Section 9. Prepayments. The obligations evidenced by this Note may be prepaid, in whole or in part, without penalty or fee.

         Section 10. Obligations Absolute. The obligations of the undersigned under this Note are absolute and unconditional and shall not be subject to any counter-claim, recoupment, set-off reduction or defense based on any claim that the undersigned may have against Holder or any other person.

         Section 11. Waiver. The undersigned hereby waives presentment for payment, protest, notice of protest and notice of nonpayment of this Note, and consents that the Holder hereof may from time to time extend the time for payment or excuse compliance with any covenant or agreement herein contained without waiving any rights hereunder. The undersigned hereby waives all rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or of any state thereof.

         Section 12. Time of Essence. Time is of the essence with respect to each and every term of this Note.





------------------------------          ---------------------------------
WITNESS                                 MAKER

        STOCK OPTION/PURCHASE PLAN OF MASADA SECURITY HOLDINGS, INC.

                            INCENTIVE STOCK OPTION

                                    EXAMPLE



         Set forth below is an illustration of the tax consequences applicable to an Incentive Stock Option ("ISO") granted under the above-captioned Stock Option/Purchase Plan (the "Plan"). The example set forth below assumes that the ISO is granted on January 1, 1995, the fair market value of the stock subject to the ISO is $24 per share on January 11, 1995, the participant continues employment on an uninterrupted basis for at least 5 years beginning on January 1, 1995, the participant is eligible to receive an ISO under the Plan and that the ISO fully vests and is exercised pursuant to the Plan. THE EXAMPLE SET FORTH BELOW IS PROVIDED FOR PURPOSES OF ILLUSTRATION ONLY, AND IS NOT INTENDED TO CONSTITUTE TAX OR LEGAL ADVICE. ANY RECIPIENT OF AN ISO IS ENCOURAGED TO SEEK THE ADVICE OF HIS OR HER ACCOUNTANT AND/OR LEGAL COUNSEL WITH REGARD TO SAME. THE ILLUSTRATIONS PROVIDED ARE SUBJECT TO ANY CHANGES IN THE INTERNAL REVENUE CODE AND THE REGULATIONS PROMULGATED THEREUNDER SUBSEQUENT TO THE ADOPTION OF THE PLAN, ARE NOT NECESSARILY INDICATIVE OF ACTUAL TAX RESULTS WHICH MAY BE OBTAINED BY ANY PARTICIPANT AND ARE NOT BINDING UPON THE INTERNAL REVENUE SERVICE IN ITS INTERPRETATION AND IMPLEMENTATION OF THE TAX LAWS.


        1.       date of grant - January 1, 1995
        2.       number of shares of stock comprising ISO - 1,000
        3.       f.m.v. of share of stock on January 1, 1995 - $24
        4.       vesting and exercise date - December 31, 1999
        5.       f.m.v. of a share of stock on December 31, 1999 - $35


         On January 1, 1995, the participant is granted an ISO to acquire 1,000 shares of stock for $24 a share. The participant does not recognize any taxable income at the time of grant of the ISO. On December 31, 1999, the participant exercises the ISO by paying the exercise price of $24,000 and otherwise complying with the exercise procedures in the Plan, and receives the stock. At this time the participant does not recognize any taxable income. If the participant disposes of the ISO stock after completion of the 2 year holding period mandated by the IRS from the date of exercise of the ISO, the participant will recognize as capital gains income the difference between the dollar amount received in such disposition over his basis in the ISO stock ($24,000).

         Alternatively, if the participant disposes of the ISO stock before the 2 year holding period mandated by the IRS expires, the participant must recognize as ordinary compensation income the difference between the ISO stock's f.m.v. at the time of option exercise and the ISO exercise price. The participant will also recognize, as capital gains income, the difference between the total dollar amount received in such disposition over the basis in the ISO stock, which is the sum of the exercise price plus the additional ordinary compensation amount recognized.

         Assuming the ISO stock is disposed of by the participant on January 1, 2002, for the price of $40 per share, the participant will recognize as capital gains income the amount of $16,000, which is the difference between the dollar amount received in the disposition, $40,000 ($40 per share x 1000 shares), and the basis in the ISO stock, $24,000 ($24 per share x 1,000 shares).

         Assuming the ISO stock is disposed of by the participant on December 15, 2001, for the price of $40 per share, the participant will recognize as ordinary compensation income the amount of $11,000, which is the difference between the ISO stock's f.m.v. at the time of option exercise $35,000 ($35 per share x 1,000 shares) and the ISO exercise price, $24,000 ($24 per share x 1000 shares). The participant will also recognize as capital gains income $5,000, the difference between the dollar amount received in the disposition, $40,000 ($40 per share x 1,000 shares), and the basis in the ISO stock, $35,000, which is the sum of the exercise price, $24,000, plus the additional ordinary compensation amount recognized, $11,000.


         Total cost to participant      $24,000       exercise price


  -------------------------------------------
         Sale on or after January 1, 2002

         Total gain to participant      $16.000       taxable as capital
         (assuming 2 year holding       =======       gain income
         period observed)


         Sale before January 1, 2002

         Gain to participant            $11,000       taxable as ordinary
         (holding period not observed)                income

                                        $ 5,000       taxable as capital gains
                                        -------       income

         Total                          $16,000
                                        =======

        STOCK OPTION/PURCHASE PLAN OF MASADA SECURITY HOLDINGS, INC.


                                STOCK OPTION

                                   EXAMPLE



         Set forth below is an illustration of the tax consequences applicable to a Stock Option ("SO") granted under the above-captioned Stock Option/Purchase Plan the ("Plan"). The example set forth below assumes that the SO is granted on January 1, 1995, the fair market value of the stock subject to the SO is $24 per share on January 1, 1995, the participant continues employment on an uninterrupted basis for at least 5 years beginning on January 1, 1995, the participant is eligible to receive a SO under the Plan and that the SO fully vests and is exercised pursuant to the Plan. THE EXAMPLE SET FORTH BELOW IS PROVIDED FOR PURPOSES OF ILLUSTRATION ONLY, AND IS NOT INTENDED TO CONSTITUTE TAX OR LEGAL ADVICE. ANY RECIPIENT OF A SO IS ENCOURAGED TO SEEK THE ADVICE OF HIS OR HER ACCOUNTANT AND/OR LEGAL COUNSEL WITH REGARD TO SAME. THE ILLUSTRATIONS PROVIDED ARE SUBJECT TO ANY CHANGES IN THE INTERNAL REVENUE CODE AND THE REGULATIONS PROMULGATED THEREUNDER SUBSEQUENT TO THE ADOPTION OF THE PLAN, ARE NOT NECESSARILY INDICATIVE OF ACTUAL TAX RESULTS WHICH MAY BE OBTAINED BY ANY PARTICIPANT AND ARE NOT BINDING UPON THE INTERNAL REVENUE SERVICE IN ITS INTERPRETATION AND IMPLEMENTATION OF THE TAX LAWS.


         1.   date of grant - January 1, 1995
         2.   number of shares of stock comprising SO - 1,000
         3.   f.m.v. of a share of stock on January 1, 1995 - $24
         4.   vesting and exercise date - December 31, 1999
         5.   f.m.v. of a share of stock on December 31, 1999 - $35


         On January 1, 1995, the participant is granted a SO to acquire 1,000 shares of stock for $1 a share. The participant does not recognize any taxable income at the time of grant of the SO. On December 31, 1999, the participant exercises the SO by paying the exercise price of $1,000 and otherwise complying with the exercise procedures in the Plan, and receives the stock. Upon exercise, the participant will recognize as ordinary compensation income $34,000, which is the difference between the SO stock's f.m.v. at the time of option exercise, $35,000 ($35 per share x 1,000 shares) and the SO exercise price, $1,000 ($1 per share x 1,000 shares).

         The holding period to determine long term capital gain treatment begins on the date of exercise, in this example, December 31, 1999. Consequently, assuming the SO stock is disposed of by the participant on December 15, 2001, for the price of $40 per share, the participant will recognize as captial gains income, $5,000, the difference between the dollar amount received in the disposition, $40,000 ($40 per share x 1,000 shares), and the basis in the SO stock, $35,000, which is the sum of the exercise price, $1,000, plus the additional ordinary compensation amount previously recognized, $34,000. The participant could wait until he wishes to sell the SO stock to exercise, in which case all gain would be taxed as ordinary.

compensation income.

         Total cost to participant   $ 1,000    exercise price

---------------------------------------------

        Gain to participant          $34,000    taxable as ordinary income


                                     $ 5,000    taxable as capital gain
                                     -------    income

        Total Gain                   $39,000
                                     =======

        STOCK OPTION/PURCHASE PLAN OF MASADA SECURITY HOLDINGS, INC.


                                STOCK PURCHASE

                                   EXAMPLE



         Set forth below is an illustration of the tax consequences applicable to a Stock Purchase ("SP") granted under the above-captioned Stock Option/Purchase Plan (the "Plan"). The example set forth below assumes that the SP occurs on January 1, 1995 and the stock is purchased for $1 per share, the fair market value of the stock subject to the SP is $24 per share on January 1, 1995, the participant continues employment on an uninterrupted basis for at least 5 years beginning on January 1, 1995, and that the SP becomes completely non-forfeitable at the end of the five-year period. THE EXAMPLE SET FORTH BELOW IS PROVIDED FOR PURPOSES OF ILLUSTRATION ONLY, AND IS NOT INTENDED TO CONSTITUTE TAX OR LEGAL ADVICE. ANY RECIPIENT OF A SP IS ENCOURAGED TO SEEK THE ADVICE OF HIS OR HER ACCOUNTANT AND/OR LEGAL COUNSEL WITH REGARD TO SAME. THE ILLUSTRATIONS PROVIDED ARE SUBJECT TO ANY CHANGES IN THE INTERNAL REVENUE CODE AND THE REGULATIONS PROMULGATED THEREUNDER
SUBSEQUENT TO THE ADOPTION OF THE PLAN, ARE NOT NECESSARILY INDICATIVE OF ACTUAL TAX RESULTS WHICH MAY BE OBTAINED BY ANY PARTICIPANT AND ARE NOT
BINDING UPON THE INTERNAL REVENUE SERVICE IN ITS INTERPRETATION AND IMPLEMENTATION OF THE TAX LAWS.

         1.   date of SP - January 1, 1995
         2.   number of shares of stock comprising SP - 1,000
         3.   f.m.v. of a share of stock on January 1, 1995 - $24
         4.   non-forfeitable date - December 31, 1999
         5.   f.m.v. of a share of stock on December 31, 1999 - $35

         Assuming the stock comprising the SP is purchased by the participant for $1 a share, and the participant does not file an 83(b) election within 30 days of the grant of the SP, the participant will not recognize any taxable income until the time the SP becomes non-forfeitable on December 31, 1999. At this time the participant will recognize as ordinary compensation income the amount of $34,000, which is the difference between the f.m.v. of the stock comprising the SP as of December 31, 1999, $35,000 ($35 per share x 1,000 shares) and the SP price paid, $1,000 ($1 per share x 1,000 shares). Upon a subsequent disposition of the stock comprising the SP on December 15, 2001, for the price of $40 per share, the participant will recognize as capital gains income, $5,000, the difference between the total dollar amount received is such disposition, $40,000 ($40 per share x 1,000 shares) over the basis in the stock comprising the SP, which is the sum of the purchase price, $1,000, plus the additional ordinary compensation amount recognized, $34,000.

         Assuming the stock comprising the SP is purchased by the participant for $1 a share, and the participant does file an 83(b) election within 30 days of the grant of the SP, the participant will recognizes as ordinary compensation income at the time of the grant of the SP, $23,000, which is the difference between the f.m.v. of the stock comprising the SP at the time of grant, $24,000 ($24 per shares x 1,000 shares) and the SP price to be paid, $1,000 ($1 per share x 1,000 shares). The participant will not recognize any taxable income at the time the SP becomes non-forfeitable on December 31, 1999. Upon a susequent disposition of the stock comprising the SP on December 15, 2001, for the price of $40 per share, the participant will recognize as capital gains income, $16,000, which is the difference between the total dollar amount received in such disposition, $40,000 ($40 per share x 1,000 shares) over the basis in the stock comprising the SP, $24,000, which is the sum of purchase price $1,000 plus the additional ordinary compensation amount recognized, $23,000.

        Total cost to participant         $   1,000      purchase price

------------------------------------------------------

        Gain to participant               $  34,000      taxable as ordinary
        (assuming no 83(b) election)                     income

                                          $   5,000      taxable as capital
                                          ---------      gains income

        Total                             $  39,000
                                          =========

        Gain to participant               $  23,000      taxable as ordinary
        (assuming 83(b) election)                        income

                                          $  16,000      taxable as capital
                                          ---------      gains income

        Total                             $  39,000
                                          =========

                    FIRST AMENDMENT TO STOCK OPTION/PURCHASE
                     PLAN OF MASADA SECURITY HOLDINGS, INC.

         The Stock Option/Purchase Plan of Masada Security Holdings, Inc. adopted in 1994 is hereby amended as follows:

         1. The last subsection of Section 6, which is entitled "Maximum Amount of Incentive Stock Option Award" and which is incorrectly labeled as subsection (g), is hereby amended and restated as follows:

                (h) Maximum Amount of Incentive Stock Option Award. Except as provided below, the Board shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any Employee Participant who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company such that the aggregate "fair market value" (determined as of the respective dates of grant or modification of each option) of the Stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Board from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Employment Participant, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6(h) is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as a Stock Option.

         2. Section 14 is hereby amended and restated in its entirety as follows:

                Section 14. Change in Circumstances.

                If prior to the full vesting and exercise of all Options and prior to the payment in full of the Stock Purchase Price for any Stock purchased pursuant to a Stock Purchase Agreement, the Company is acquired by a third party (the "Acquiror"), whether by means of a merger or consolidation in which the Company does not survive, the sale of all or substantially all of the assets of the Company or MSI, or the sale of at least 80% of the shares of capital stock of the Company (each, a "Reorganization Event"), the following shall occur: (a) in the event the Acquiror shall assume the obligations of the Company under this Plan as a component of the Reorganization Event, the Company shall, as to any Participant who is offered comparable employment (as determined in good faith by the Board) by the Acquiror or its affiliates and who accepts such employment, advance to the day preceding the Reorganization Event the dates upon which fifty percent (50%) of the non-vested or forfeitable Stock comprising the applicable Option or Stock Purchase, as the case may be, becomes vested and exercisable, or non-forfeitable and eligible to be paid for in full, respectively; (b) any Participant not offered comparable employment (as determined in good faith by the Board) by the Acquiror or its affiliates in a Reorganization Event shall have the dates upon which all such Participant's Option's are vested and exercisable or upon which the entirety of such Participant's Stock Purchase becomes non-forfeitable and may be paid for in full, as the case may be, advanced to the day preceding the Reorganization Event; and (c) notwithstanding anything contained in this Section 14 to the contrary, the Board, in its absolute discretion, may, as to all Participants, regardless of whether the Acquiror in a Reorganization Event shall assume the obligations of the Company under this Plan and regardless of whether such Acquiror or its affiliates offers to employ any or all Participants, advance the dates upon which Options are vested and exercisable or upon which Stock purchased pursuant to a Stock Purchase Agreement becomes non-forfeitable and may be paid for in full to the day preceding the Reorganization Event.

This First Amendment was approved by the Masada Security Holdings, Inc. Board of Directors on April _, 1996.


                             -----------------------------------------------
                             Cathy Antee, Secretary

               SECOND AMENDMENT TO THE STOCK OPTION/PURCHASE PLAN
                       OF MASADA SECURITY HOLDINGS, INC.


        The Stock Option/Purchase Plan of Masada Security Holdings, Inc. adopted in 1994, and amended in April 1996 (the "Plan"), is hereby further amended as follows:

         1. The definition of the term "Stock" set forth in Section 1 of the Plan is hereby amended and restated in its entirety as follows:

            "Stock" shall mean both the authorized but unissued shares of the Common Stock, $.01 par value per share, of the Company and the shares of the Common Stock, $.01 par value per share, of the Company held in the Company's treasury.

         2. The definition of the term "Employee" set forth in Section 1 of the Plan is hereby amended and restated in its entirety as follows:

            "Employee" shall mean any employee, including any officer, of the Company or any Subsidiary of the Company, whether such employee is employed at the time this Plan is adopted or becomes employed subsequent to the adoption and prior to the termination of this Plan. Any and all language contained in the Plan which is inconsistent with this definition of Employee shall be and hereby is amended and shall be interpreted so as to be consistent with this amended and restated definition of Employee.

         3. Section 1 of the Plan is hereby amended by adding the following definition:

            "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         4. Section 4 of the Plan, which is entitled "Stock Subject to Plan," is hereby amended and restated in its entirety as follows:

         Section 4. Stock Subject to Plan.

         Subject to the adjustment provisions of Section 13 hereof, a total of three hundred thousand (300,000) shares of Stock shall be subject to Options and Stock Purchases under this Plan. If, and to the extent that, any Option or Stock Purchase granted under this Plan shall terminate, expire or be forfeited or cancelled for any reason whatsoever, including, but not limited to the expiration of any Option term without an Option being exercised by the applicable Participant in accordance with the provisions hereof or the forfeiture of any Stock Purchase, new Options or Stock Purchases, as the case may be, may be granted in respect of the shares of Stock covered by such terminated, expired, forfeited or cancelled Option or Stock Purchase, pursuant to the provisions of this Plan. Stock issued to a Participant upon the exercise of any Option or upon any Stock Purchase under this Plan may be shares of authorized and unissued Stock, shares of Stock held in the Company's treasury, or a combination of the foregoing. There shall be reserved at all times for conveyance under this Plan a number of shares of Stock, of either authorized and unissued shares of Stock, shares of Stock held in the Company's treasury, or a combination of the foregoing, equal to the maximum number of shares of Stock which may be issued in the form of Options and Stock Purchases under the provisions of this Plan.

         5. Section 1 of the Incentive Stock Option Agreement, which is Exhibit A to the Plan, is hereby amended and restated in its entirety as follows:

         Section 1. Grant of Incentive Stock Option.

                 The Company hereby grants to Optionee, and Optionee hereby accepts from the Company, an incentive stock option to acquire ______ (__) shares of the Common Stock of the Company (the "Stock") for the aggregate price of ______ Dollars (______ Dollars per share), pursuant to the Plan and upon the terms and conditions set forth therein (the "Option"). The Company and Optionee acknowledge and agree that the Option shall be governed and administered in all respects by the Plan, including, but not limited to, the participation, vesting, exercise, restriction, termination, forfeiture and ownership restrictions contained therein, and the grant of the Option contained in this Agreement contains the entire agreement between the Company and the Optionee concerning the grant to Optionee of an incentive stock option to acquire Stock and supersedes any and all other agreements by and between the Company and Optionee concerning the grant to Optionee of an option to acquire Stock; provided, however, the execution and delivery of this Agreement by the parties hereto shall not terminate, revoke or rescind other agreement(s) between the parties hereto to the extent that such agreement(s) are not inconsistent with the Plan and this Agreement, and such other agreements shall remain in all such respects in full force and effect on the parties hereto in accordance with their terms.

         6. Section 1 of the Stock Option Agreement, which is Exhibit B to the Plan, is hereby amended and restated in its entirety as follows:

         Section 1. Grant of Option.

                 The Company hereby grants to Optionee, and Optionee hereby accepts from the Company, an option to acquire _________________ (_) shares of the Common Stock of the Company (the "Stock") for the aggregate price of ______ Dollars (___________ Dollars per share), pursuant to the Plan and upon the terms and conditions set forth therein (the "Option"). The Company and Optionee acknowledge and agree that the Option shall be governed and administered in all respects by the Plan, including, but not limited to, the participation, vesting, exercise, restriction, termination, forfeiture and ownership restrictions contained therein, and the grant of the Option contained in this Agreement contains the entire agreement between the Company and the Optionee concerning the grant to Optionee of an option to acquire Stock and supersedes any and all other agreements by and between the Company and Optionee concerning the grant to Optionee of an option to acquire Stock; provided, however, the execution and delivery of this Agreement by the parties hereto shall not terminate, revoke or rescind other agreement(s) between the parties hereto to the extent that such agreement(s) are not inconsistent with the Plan and this Agreement, and such other agreements shall remain in all such respects in full force and effect on the parties hereto in accordance with their terms.

         7. Section 1 of the Stock Purchase Agreement, which is Exhibit C to the Plan, is hereby amended and restated in its entirety as follows:

         Section 1. Purchase of Stock.

                 The Company hereby sells, assigns, transfers and conveys to Purchaser, and Purchaser hereby purchases from the Company, ________ (__) shares of the Common Stock of the Company (the "Stock") for the aggregate price of _______ Dollars (________ Dollars per share), pursuant to the Plan and upon the terms and conditions set forth therein. The Company and Purchaser acknowledge and agree that the purchase of Stock by the Purchaser shall be governed and administered in all respects by the Plan, including, but not limited to, the participation, restriction, termination, forfeiture and ownership restrictions contained therein, and that the Agreement contained herein with regard to the purchase of the Stock contains the entire agreement between the Company and Purchaser concerning the purchase by Purchaser of Stock and supersedes any and all other agreements by and between the Company and Purchaser concerning the purchase of Stock; provided, however, the execution and delivery of this Agreement by the parties hereto shall not terminate, revoke or rescind other agreement(s) between the parties hereto to the extent that such agreement(s) are not inconsistent with the Plan and this Agreement, and such other agreements shall remain in all respects in full force and effect on the parties hereto in accordance with their terms.

         8. Section 4 of the Promissory Note, which is Exhibit D to the Plan, is hereby amended and restated in its entirely as follows:

         Section 4. Security. The obligations under this Note are secured by the pledge of ______ shares of the Common Stock of Holder issued in the name of Maker pursuant to the terms of the Stock Option/Purchase Plan of Holder (the "Plan") and the Stock Purchase Agreement by and between Maker and Holder of even date herewith (the "Stock Purchase Agreement").

         7. This Second Amendment shall not become effective unless and until the Plan of Recapitalization adopted by the Board of Directors of Masada Security Holdings, Inc. in September 1996 is implemented.

        This Second Amendment was approved by the Masada Security
Holdings, Inc. Board of Directors and Stockholders on September _, 1996.


                                                       ------------------------
                                                       Cathy Antee, Secretary
                                      3